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                             SUBSCRIPTION AGREEMENT

THIS INVESTMENT IS SUBJECT TO CERTAIN RISKS. SEE RISK FACTORS IN THE DISCLOSURE STATEMENT DATED DECEMBER 21, 2000, A COPY OF WHICH YOU HAVE ALREADY RECEIVED.

                             SUBSCRIPTION AGREEMENT
                             ----------------------

         SUBSCRIPTION AGREEMENT (the "Agreement") between NCO Portfolio Management, Inc. (the "Company") and the purchaser identified on the signature page hereto (the "Subscriber").

                                   BACKGROUND
                                   ----------

         Subscriber desires to purchase, and the Company desires to sell [1.333%] shares of the Common Stock of the Company (the "Shares") set forth on the signature page hereto, upon the terms and conditions contained herein.

         NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

1. Subscription for Shares; Purchase Price.
   ----------------------------------------

         (a) Subscriber hereby subscribes for and agrees to purchase [1.333%] Shares at an aggregate purchase price of $1,000,000 (the "Purchase Price") and acknowledges receipt of the Disclosure Statement.

         (b) Subscriber encloses herewith a check payable to the order of "NCO Portfolio Management, Inc." in an amount equal to $320,786.44 and hereby assigns to the Company all of his right, title and interest in, and hereby relinquishes all of his rights in, his $679,213.56 in claims against the Company.

         (c) By executing this Agreement, the Subscriber acknowledges that the Subscriber has been informed of various matters relating to the Company, including but not limited to, the Risk Factors described in the Disclosure Statement.

3. Subscriber's Representations and Warranties.
   --------------------------------------------

             Subscriber represents and warrants that:

         (a) Subscriber has received, has carefully read and understands the Disclosure Statement;

         (b) Subscriber has been furnished with all additional documents and information which Subscriber has requested;


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         (c) Subscriber has had the opportunity to ask questions of and received answers from the Company concerning the Company and the Shares and to obtain any additional information necessary to verify the accuracy of the information furnished;

         (d) Subscriber has relied only on the foregoing information and documents in determining to make this subscription;

         (e) The Disclosure Statement and other information furnished by the Company do not constitute investment, accounting, legal or tax advice and Subscriber is relying on professional advisers for such advice;

         (f) All documents, records and books pertaining to Subscriber's investment have been made available for inspection by Subscriber and by Subscriber's attorney, and/or Subscriber's accountant and/or Subscriber's Subscriber representative, and the relevant books and records of the Company will be available upon reasonable notice, for inspection by investors during reasonable business hours at the Company's principal place of business;

         (g) Subscriber and Subscriber's advisors (which advisors do not include the Company or its principals, representatives or counsel) have such knowledge and experience in legal, financial and business matters as to be capable of evaluating the merits and risks of investing in the Company and of making an informed investment decision;

         (h) Subscriber understands, acknowledges and agrees that the Company is relying solely upon the representations and warranties made herein in determining to sell Subscriber the Shares;

         (i) The Subscriber has not paid or given any commission or other remuneration in connection with the purchase of the Shares; and

         (j) The Subscriber understands the meaning and legal consequences of the foregoing representations and warranties. The Subscriber certifies that each of the foregoing representations and warranties is true and correct as of the date hereof and shall survive the execution hereof and the purchase of the Shares.

         4. Subscription Irrevocable by Subscriber.
            ---------------------------------------

         This Subscription Agreement is not, and shall not be, revocable by Subscriber.

         5. Indemnification and Hold Harmless.
         ----------------------------------

         The Subscriber agrees that if the Subscriber breaches any agreement, representation or warranty the Subscriber has made in this Agreement, the Subscriber agrees to indemnify and hold harmless the Company and its directors, officers, employees, shareholders, financial advisors, attorneys and accountants against any claim, liability, loss, damage or expense (including, without limitation, attorneys' fees and other costs of investigating and litigating claims) caused, directly or indirectly, by the Subscriber's breach.

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         6. Miscellaneous.
            -------------

         (a) This Subscription Agreement states the entire understanding between the parties with respect to the subject matter hereof, and supersedes all prior oral and written communications and agreements, and all contemporaneous oral communications and agreements, with respect to the subject matter hereof.

         (b) This Subscription Agreement shall bind, benefit, and be enforceable by and against each party hereto and its successors, assigns, heirs, administrators and executors. This Agreement in not transferable or assignable by the Subscriber. The agreements, representations and warranties contained herein shall be deemed to be made by and be binding upon the Subscriber and such Subscriber's heirs, executors, administrators, other personal representatives, and their respective successors and permitted assigns.

         (c) If any provision of this Subscription Agreement is construed to be invalid, illegal or unenforceable, then the remaining provisions hereof shall not be affected thereby and shall be enforceable without regard thereto.

         (d) Article and section headings in this Subscription Agreement are for convenience of reference only, do not constitute a part of this Subscription Agreement, and shall not affect its interpretation.

         (e) Words used in this Subscription Agreement shall be construed to be of such number and gender as the context requires or permits. Unless a particular context clearly provides otherwise, the words "hereof" and "hereunder" and similar references refer to this Subscription Agreement in its entirety and not to any specific Section or subsection.

         (f) THIS SUBSCRIPTION AGREEMENT IS MADE UNDER, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF DELAWARE APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED SOLELY THEREIN, WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAW.

         (g) Any notice, demand or other communication which any party hereto may be required, or may elect, to give to anyone interested hereunder shall be sufficiently given if (a) deposited, postage prepaid, in a United States mail letter box, registered or certified mail, return receipt requested, addressed to such address as may be given herein, or (b) delivered personally at such address. Notices to the Company shall be addressed to 515 Pennsylvania Avenue, Fort Washington, PA 19034, Attention: President.

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         (h) This Agreement may be executed through the use of separate signature pages or in any number of counterparts, and each of such counterparts shall, for all purposes, constitute one agreement binding on all parties, notwithstanding that all parties are not signatories to the same counterpart.

         IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement on the date set forth below.




- -------------------------
Joseph K. Rensin                    Subscription: I hereby subscribe for, and
                                    agree to purchase [1.333%] Shares at an
                                    aggregate Purchase Price of $1,000,000.

Residence/Domicile:

- -------------------------
Street Number and Street

- -------------------------
City/State/Zip Code

- -------------------------
Telephone Number

- -------------------------
Social Security/Taxpayer
Identification Number(s)

         The Company hereby accepts the foregoing subscription as of February 14, 2001.

                                              NCO PORTFOLIO MANAGEMENT, INC.

                                              By:
                                                  ------------------------------
                                                  Michael J. Barrist
                                                  President

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